Filed pursuant to Rule 497(e)

Registration Nos. 333-265972; 811-23812

Clough Hedged Equity ETF (NYSE Arca: CBLS)
Clough Select Equity ETF (NYSE Arca: CBSE)

(each, a “Fund”, and collectively, the “Funds”)

Each a series of Elevation Series Trust (the “Trust”)

Supplement dated March 25, 2025 to each Fund’s Summary Prospectus and the Funds’ combined Prospectus, each dated March 11, 2025

Effective immediately, each Fund’s Summary Prospectus and the Funds’ combined Prospectus shall be amended as follows:

With respect to the Clough Hedged Equity ETF, the second paragraph under the section “Principal Investment Strategies of the Fund” on page 2 of the Fund’s Summary Prospectus and page 2 of the Funds’ combined Prospectus is hereby deleted and replaced with the following:

The Fund primarily invests in U.S.-listed equity securities and sponsored depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). While the Fund’s equity exposure strategy focuses on investments in U.S. equity securities, the Fund’s strategy also includes investments in companies organized in the U.S. but deriving revenue from international markets, including emerging markets. The Fund will make investments in emerging markets using U.S.-listed securities of companies domiciled in emerging market countries. The Fund defines emerging markets as countries experiencing rapid economic growth, increasing per capita income, developing financial systems, and potential for high growth. A short sale is a transaction in which the Fund sells a security it does not own, typically in anticipation of a decline in the market price of that security based on an analysis of market expectations, valuation multiples, or the likelihood of a contraction in the stock’s valuation multiple. While the Adviser seeks companies it believes will outperform over a full market cycle (typically 5-11 years), the Fund may experience higher portfolio turnover in the short term as the Fund responds to changing market conditions or when the Adviser identifies new opportunities.

With respect to the Clough Select Equity ETF, the second paragraph under the section “Principal Investment Strategies of the Fund” on page 2 of the Fund’s Summary Prospectus and page 13 of the Funds’ combined Prospectus is hereby deleted and replaced with the following:

The Fund primarily invests in U.S.-listed equity securities and sponsored depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). While the Fund’s equity exposure strategy focuses on investments in U.S. equity securities, the Fund’s strategy also includes investments in companies organized in the U.S. but deriving revenue from international markets, including emerging markets. The Fund will make investments in emerging markets using U.S.-listed securities of companies domiciled in emerging market countries. The Fund defines emerging markets as countries experiencing rapid economic growth, increasing per capita income, developing financial systems, and potential for high growth. While the Adviser seeks companies it believes will outperform over a full market cycle (typically 5-11 years), the Fund may experience higher portfolio turnover in the short term as the Fund responds to changing market conditions or when the Adviser identifies new opportunities.

You should read this Supplement in conjunction with the Funds’ Prospectus and Summary Prospectus each dated March 11, 2025, and SAI dated January 16, 2025. This Supplement provides information that you should know about the Funds before investing and has been filed with the Securities and Exchange Commission. This Supplement is available upon request and without charge by calling the Funds toll-free at 1-855-393-0559.

Please retain this Supplement for future reference.